SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(a)	Acquisition of IndoStar
On May 27, 2020, the partnership, together with institutional partners, acquired a 31% ownership interest in IndoStar, an Indian financing company focused on commercial vehicle lending and affordable home finance, for consideration of $162 million. The partnership did not receive voting rights with its initial investment and classified the investment as a financial asset measured at fair value through profit and loss.
On July 9, 2020, the partnership, together with institutional partners, completed an additional acquisition of common shares in IndoStar through a secondary offering and Mandatory Tender Offer, for an aggregate investment of $131 million, increasing its ownership interest to 57%. The partnership has determined it will control IndoStar and will account for the transaction as a business combination achieved in stages and will consolidate the business for financial reporting purposes starting in the third quarter of 2020.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these unaudited interim condensed consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.

(b)	Investment in Superior Plus Corp.
On July 13, 2020, the partnership, together with institutional partners, subscribed to $260 million of convertible preferred shares of Superior Plus Corp. (“Superior”). Superior is a leading North American propane distributor and specialty chemical producer. The partnership’s share of the investment is approximately $45 million.

(c)	Agreement to sell Healthscope Pathology Business
On August 4, 2020, Healthscope entered into an agreement to sell its New Zealand pathology business for approximately $360 million. The sale is subject to customary closing approvals and protocols and is expected to close by the end of the year.

(d)	Distribution
On August 5, 2020, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on September 30, 2020 to unitholders of record as at the close of business on August 31, 2020.